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                                                                   EXHIBIT 10.55

                                PROMISSORY NOTE


$2,803,000.00                                             Menlo Park, California
                                                        As of September 18, 2000


        FOR VALUE RECEIVED, the undersigned, RONALD R. BARRIS AND SUSAN E. BARRIS (collectively, the "Borrower"), hereby promise to pay to the order of 849 COLLEGE AVENUE, INC., a California corporation (the "Lender"), with an address c/o Cadence Design Systems, Inc., 2655 Seely Avenue, Bldg. 5, San Jose, California 95134 the principal sum of TWO MILLION EIGHT HUNDRED THREE THOUSAND AND NO/100 DOLLARS ($2,803,000.00) (the "Loan") made by the Lender to the Borrower on the dates and in the amounts set forth below.

        1. Accrual and Calculation of Interest. Interest shall accrue on the outstanding principal balance of this Promissory Note (this "Note"), and the Loan evidenced hereby at an interest rate equal to six percent (6%) per annum, compounded semi-annually (the "Interest Rate"). Interest shall be computed hereunder based upon a 360-day year, and shall accrue for each and every day (365 days per year, 366 days per leap year) on which any indebtedness remains outstanding hereunder. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 pm local time at said place of payment shall be credited prior to the close of business, wile other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 pm local time. This Note is secured by a certain Deed of Trust With Assignment of Rents of even date herewith given by Borrower in favor of Lender and filed for record in the Official Records of San Mateo County, California (the "Deed of Trust").

        2. Payments of Principal and Interest. (a) Borrower shall make payments of principal and interest as follows: On the Maturity Date (as hereinafter defined) all principal, together with all accrued interest thereon shall be due and payable in full.

               (b) As used herein, the term "Maturity Date" means the earlier of
(i) the 180th day after the termination of Ronald R. Barris' employment with Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), the sole shareholder of Lender (such termination date being hereinafter referred to as the "Employment Termination Date"), (ii) the date on which Borrower sells the Property (as defined in the Deed of Trust), and (iii) September 18, 2008.

               (c) In addition to the interest at the Interest Rate payable by Borrower under this Note, and all other sums payable by Borrower to Lender in connection with the Loan, Borrower shall pay to Lender as additional interest, at the time or times and in the manner hereinafter described, the Contingent Interest (as hereinafter defined). Contingent Interest, if any, shall be due and payable upon any sale or disposition of the Property that occurs after the date hereof and before the date that is 181 days after the Employment Termination Date, and Borrower agrees to give notice to Lender of the occurrence of any such sale or disposition not less than thirty (30) days in advance thereof.


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               (d) As used in this Note, "Contingent Interest" means an amount equal to (i) ninety percent (90%) of the amount by which the sale price for the Property (including all cash and any non-cash consideration) exceeds $2,903,000 (the "Resale Participation Amount"), less (ii) the sum of (A) the amount of accrued interest under this Note and (B) the reasonable and customary closing costs incurred by a seller in the county in which the Property is located (including escrow costs, recording fees, documentary transfer tax and the CLTA portion of a title policy). If, during the term of this Note, Borrower has made substantial capital improvements to the Property which have been approved in writing by Cadence, then the Resale Participation Amount shall be decreased by an amount equal to the reasonable costs of such improvements, as approved by Cadence in writing.

        3. Limit of Validity. The provisions of this Note and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest") to Lender for the use, forbearance or retention of the money loaned under this Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under this Note in the inverse order of its maturity (whether or not then due) or at the option of Lender be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of this Note so that the Interest thereof for such full period will not exceed the maximum amount permitted by applicable law. This Section 3 will control all agreements between Borrower and Lender.

        4. Miscellaneous. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. Time is of the essence with respect to all provisions of this Note. This Note and the Deed of Trust contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof, and any and all prior written agreements and any and all prior and contemporaneous oral agreements relative hereto and thereto which are not contained herein or therein are terminated.


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        All payments due hereunder shall be made to the Lender at the time and place, in the type of funds, and in the manner set forth above, without any deduction whatsoever, including, without limitation, any deduction for any set-off, recoupment, counterclaim or taxes. The Borrower hereby waives diligence, presentment, demand, protest, notice of dishonor and all other demands and notices in connection with the execution, delivery, performance or enforcement of this Note. The Borrower promises to pay all costs and expenses, including attorneys' fees and disbursements, incurred in the collection or enforcement hereof.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE LENDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS NOTE OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.



                                        "BORROWER":

Date:
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                                        Ronald R. Barris


Date:
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                                        Susan E. Barris



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